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                                                                   Exhibit 10.37

                                                                  EXECUTION COPY

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 19th day of January, 2005, by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the "Borrower"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent, the "Agents") and the banks party to the Credit Agreement (as hereinafter defined) as of the date hereof (collectively, the "Banks" and individually a "Bank"). Capitalized terms not otherwise defined herein shall have the respective meanings attributed to them in the Credit Agreement, as hereinafter defined.

                                   WITNESSETH:

     WHEREAS, the Borrower, the Banks and the Agents have previously entered into a certain Credit Agreement dated as of March 22, 2004 (the "Credit Agreement"); and

     WHEREAS, in connection with the Credit Agreement, Forest City Enterprises, Inc. (the "Parent") made and entered into a certain Guaranty of Payment of Debt in favor of the Agents and the Banks, dated as of March 22, 2004 (the "Guaranty"); and

     WHEREAS, the Borrower, the Banks and the Agents desire to make certain amendments to the Credit Agreement to acknowledge and allow the Parent to incur additional Indebtedness of up to $150,000,000, subject to the terms and conditions contained herein and in the First Amendment to Guaranty (as defined below); and

     WHEREAS, the Banks and the Agents are willing to amend the Credit Agreement and the Guaranty, on the respective terms and conditions set forth herein and in the First Amendment to Guaranty of Payment of Debt of even date herewith (the "First Amendment to Guaranty"), respectively, and such terms and conditions are agreeable to the Borrower and to the Parent.

     NOW, THEREFORE, it is mutually agreed as follows:

     1. AMENDMENT TO ARTICLE I OF THE CREDIT AGREEMENT. Article I of the Credit Agreement shall be amended as follows:

          (a) Amendment of Definition of "Senior Notes". The definition of "Senior Notes" contained in Article I of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

               "Senior Notes" shall mean the 2003 Senior Notes, the 2004 Senior Notes and the 2005 Senior Notes.
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          (b) Addition of Definition of "2005 Senior Notes". Article I of the
Credit Agreement shall be amended by adding in its appropriate alphabetical place, the following definition for "2005 Senior Notes":

               "2005 Senior Notes" shall mean the senior notes of the Parent to be issued on or about January 25, 2005, pursuant to the Indenture, in an original aggregate principal amount of up to $150,000,000.

     2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agents and each of the Banks as follows:

          (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Borrower in Article IX of the Credit Agreement is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof (after giving effect to any revisions to Schedule 9.22 or Schedule 9.23 that may have been delivered to the Agents on or before the Amendment Closing Date (as hereinafter defined)).

          (b) REQUISITE AUTHORITY. The Borrower has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Amendment and each and every other agreement, certificate, or document required by this Amendment.

          (c) DUE AUTHORIZATION; VALIDITY. The Borrower has taken all necessary action to authorize the execution, delivery, and performance by it of this Amendment and every other instrument, document, and certificate relating thereto. This Amendment has been duly executed and delivered by the Borrower and is the legal, valid, and binding obligation of the Borrower enforceable against it in accordance with its terms.

          (d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby.

          (e) NO DEFAULTS. No event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default or Possible Default under the Credit Agreement.

     3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT.

          (a) CLOSING CONDITIONS. Except as otherwise expressly provided in this Amendment, prior to or concurrently with the Amendment Closing Date (as hereinafter defined), and as conditions precedent to the effectiveness of the amendments to the Credit Agreement provided for herein, the following actions shall be taken, all in form and substance satisfactory to the Agents and the Banks and their respective counsel:


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               (i) LOAN DOCUMENTS AND CORPORATE DOCUMENTS. The Borrower shall deliver or cause to be delivered to the Agents and the Banks the following documents, in all cases duly executed, and delivered by the Borrower and/or the Parent, and/or certified, as the case may be:

                    (1) Certified copy of the resolutions of the board of directors of the Borrower evidencing approval of the execution, delivery and performance of this Amendment;

                    (2) Certified copy of the resolutions of the board of directors of the Parent evidencing approval of the execution, delivery and performance of the First Amendment to Guaranty and the 2005 Senior Notes;

                    (3) Copies of the 2005 Senior Notes duly executed by each of the parties thereto, certified as being true, accurate and complete by the secretary or assistant secretary of the Parent;

                    (4) A good standing certificate, dated as of a recent date, from the State of Ohio for the Borrower;

                    (5) A good standing certificate, dated as of a recent date, from the State of Ohio for the Parent;

                    (6) A certificate of the secretary or assistant secretary of the Borrower certifying the names of the officers of the Borrower authorized to sign this Amendment, together with the true signatures of such officers;

                    (7) A certificate of the secretary or assistant secretary of the Parent certifying the names of the officers of the Parent authorized to sign the First Amendment to Guaranty, together with the true signatures of such officers;

                    (8) Counterparts of this Amendment, executed and delivered by the Borrower, the Agents, and the Banks and of the Parent's Acknowledgement of this Amendment executed and delivered by the Parent;

                    (9) Copies of the Articles of Incorporation and Code of Regulations of the Borrower, certified by the secretary or the assistant secretary of the Borrower as being true and complete as of the Amendment Closing Date;

                    (10) Copies of the Articles of Incorporation and Code of Regulations of the Parent, certified by the secretary or the assistant secretary of the Parent as being true and complete as of the Amendment Closing Date;


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                    (11) Counterparts of the First Amendment to Guaranty,
     executed and delivered by the Parent, the Agents and the Banks; and

                    (12) A certificate of the secretary or assistant secretary of the Borrower and the Parent certifying that as of the date of this Amendment and after giving effect to the incurrence of the Indebtedness under the 2005 Senior Notes, no Event of Default or Possible Default exists or will exist under the Credit Agreement, as amended hereby, or the Guaranty, as amended by the First Amendment to Guaranty.

               (ii) OPINION OF COUNSEL FOR PARENT. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Parent as to the due authorization, execution, and delivery, and legality, validity and enforceability of the First Amendment to Guaranty and the 2005 Senior Notes and such other matters as the Agents or the Banks may request.

               (iii) OPINION OF COUNSEL FOR BORROWER. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Borrower as to the due authorization, execution, and delivery, and legality, validity and enforceability of this Amendment and such other matters as the Agents or the Banks may request.

               (iv) PAYMENT OF FEES TO BANKS. On or before the Amendment Closing Date, the Borrower shall have paid to the Agents and the Banks all costs, fees and expenses incurred by them through the Amendment Closing Date in the preparation, negotiation and execution of this Amendment and the First Amendment to Guaranty (including, without limitation, the reasonable legal fees and expenses of Thompson Hine LLP). The Borrower shall pay an amendment fee to the Administrative Agent for distribution to the Banks in the amount set forth in the fee letter from the Agents to the Borrower dated as of January 19, 2005.

               (v) REVISED SCHEDULES. If necessary to make the representations and warranties contained in Section 2(a) above true, correct and complete, the Borrower shall have delivered to the Agents and the Banks a new Schedule 9.22 and/or Schedule 9.23.

          (b) DEFINITION. The "Amendment Closing Date" shall mean the date this Amendment is executed and delivered by the Borrower, the Banks and the Agents and all the conditions set forth in subsection (a) of this Section 3 have been satisfied or waived in writing by the Agents.


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     4. REPAYMENT OF REVOLVING LOANS. The Borrower hereby agrees that, not later than the day (if it is a Cleveland Banking Day or the next immediately succeeding Cleveland Banking Day if it is not a Cleveland Banking Day) on which it receives from the Parent a capital contribution from the net proceeds of the 2005 Senior Notes, it shall pay to the Agent, for the account of the Banks, such amount as may be necessary to pay in full all outstanding principal of and accrued interest on the Revolving Loans and, if applicable, the prepayment premium under Section 5.05(b) of the Credit Agreement.

     5. NO WAIVER. Except as otherwise expressly provided herein, the execution and delivery of this Amendment by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Borrower under the Credit Agreement as in effect prior to the effectiveness of this Amendment or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

     6. EFFECT ON OTHER PROVISIONS. Except as expressly amended by this Amendment, all provisions of the Credit Agreement continue unchanged and in full force and effect and are hereby confirmed and ratified. All provisions of the Credit Agreement shall be applicable to this Amendment.

                  [Remainder of page intentionally left blank.]


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     IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this First Amendment to Credit Agreement to be executed and delivered as of the date first above written.

                                    FOREST CITY RENTAL PROPERTIES
                                    CORPORATION


                                    BY: /s/ Thomas G. Smith
                                        ----------------------------------------
                                    TITLE: Thomas G. Smith, Vice President and
                                           Secretary


                                    KEYBANK NATIONAL ASSOCIATION,
                                    Individually and as Administrative Agent


                                    BY: /s/ Donald WS
                                        ----------------------------------------
                                    TITLE: AVP


                                    NATIONAL CITY BANK, Individually and
                                    as Syndication Agent


                                    BY: /s/ ANTHONY J. DIMARE
                                        ----------------------------------------
                                        ANTHONY J. DIMARE
                                    TITLE: SENIOR VICE PRESIDENT


                                    THE HUNTINGTON NATIONAL BANK


                                    BY: /s/ Suzanne Hamilton
                                        ----------------------------------------
                                    TITLE: Suzanne Hamilton, VP


                                    U.S. BANK NATIONAL ASSOCIATION


                                    BY: /s/ Megan McBride
                                        ----------------------------------------
                                    TITLE: Sr Vice President


                                    COMERICA BANK


                                    BY: /s/ Charles Weddell
                                        ----------------------------------------
                                    TITLE: Vice President

             (Signature page to First Amendment to Credit Agreement)
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                                    FIRST MERIT BANK


                                    BY: /s/ John F. Neumann
                                        ----------------------------------------
                                    TITLE: SENIOR VICE PRESIDENT


                                    LASALLE BANK NATIONAL ASSOCIATION


                                    BY: /s/ Marilyn Maloney
                                        ----------------------------------------
                                    TITLE: FIRST VICE PRESIDENT


                                    MANUFACTURERS AND TRADERS
                                    TRUST COMPANY


                                    BY: /s/ Kevin B. Quinn
                                        ----------------------------------------
                                    TITLE: Vice President


                                    FIFTH THIRD BANK


                                    BY: /s/ Roy C. Lanctot
                                        ----------------------------------------
                                    TITLE: Vice President


                                    FLEET NATIONAL BANK


                                    BY: /s/ JAMES J. MAGALDI
                                        ----------------------------------------
                                        JAMES J. MAGALDI
                                    TITLE: Vice President


                                    CALYON NEW YORK BRANCH (SUCCESSOR IN
                                    INTEREST TO CREDIT LYONNAIS NEW YORK BRANCH)


                                    BY: /s/ Paul Ragusin
                                        ----------------------------------------
                                    TITLE: Director


                                    BY: /s/ John Wilkins
                                        ----------------------------------------
                                    TITLE: Managing Director


                                    THE PROVIDENT BANK


                                    BY: /s/ William Huffman, Jr.
                                        ----------------------------------------
                                    TITLE: Senior Vice President

             (Signature page to First Amendment to Credit Agreement)
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                                    BANK OF MONTREAL


                                    BY: /s/ Thomas A. Batterham
                                        ----------------------------------------
                                        Thomas A. Batterham
                                    TITLE: Managing Director


                                    CHARTER ONE BANK, N.A.


                                    BY: Chet C. Abedloski
                                        ----------------------------------------
                                    TITLE: Vice President

             (Signature page to First Amendment to Credit Agreement)
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                              CONSENT OF GUARANTOR

     FOREST CITY ENTERPRISES, INC., an Ohio corporation, Guarantor under that certain Guaranty of Payment of Debt issued on or about March 22, 2004, as amended by that certain First Amendment to Guaranty of Payment of Debt, dated as of January 19, 2005 (as so amended, the "Guaranty of Payment of Debt") to and in favor of the Agents and the Banks in respect of, inter alia., the indebtedness of FOREST CITY RENTAL PROPERTIES CORPORATION under the Credit Agreement referenced in the foregoing First Amendment to Credit Agreement, hereby acknowledges that it consents to the foregoing First Amendment to Credit Agreement and confirms and agrees that its Guaranty of Payment of Debt, as amended to the date hereof, is and shall remain in full force and effect with respect to the Credit Agreement as in effect prior to, and from and after, the amendment thereof pursuant to the foregoing First Amendment to Credit Agreement.

Dated: January 19, 2005             FOREST CITY ENTERPRISES, INC.


                                    By: /s/ Thomas G. Smith
                                        ----------------------------------------
                                    Title: Thomas G. Smith, Chief Financial
                                           Officer, Executive Vice President
                                           and Secretary